Exhibit 99.3

           (Text of graph posted to Ashland Inc.'s website concerning
                      Ashland Distribution's gross profit)


                    Gross Profit % - 3 Month Rolling Average


             2001        2002         2003        2004       2005     2006
            ------      ------       ------      ------     ------   ------
January       8.9         9.5         10.1         9.6        9.9     10.1
February      9.2         9.3          9.8         9.7        9.7      9.4
March         9.6         9.7          9.6         9.7        9.8
April         9.4         9.8          9.6         9.7        9.8
May           9.3        10.0          9.9         9.8       10.0
June          8.9        10.1         10.0         9.8       10.0
July          8.6        10.3         10.3         9.7       10.1
August        8.1        10.1         10.2         9.4        9.7
September     8.3         9.2         10.1         9.5        9.3
October       9.2         8.9          9.8         9.3        9.1
November     10.0         9.2          9.5         9.6        9.9
December      9.8        10.1          9.6         9.6       10.2



                    Gross Profit % - 12 Month Rolling Average

             2001        2002         2003        2004      2005      2006
            ------      ------       ------      ------    ------    ------

January       9.3         9.2          9.8         9.8       9.6      9.8
February      9.3         9.1          9.8         9.8       9.6      9.8
March         9.3         9.2          9.7         9.9       9.7
April         9.2         9.3          9.7         9.8       9.7
May           9.2         9.3          9.8         9.8       9.7
June          9.1         9.5          9.7         9.8       9.7
July          9.0         9.7          9.7         9.7       9.8
August        8.9         9.9          9.8         9.6       9.8
September     8.9         9.7          9.9         9.6       9.7
October       9.1         9.6          9.9         9.6       9.7
November      9.1         9.7          9.9         9.6       9.8
December      9.1         9.8          9.8         9.6       9.8